Private Placement	12 Months Ended
Dec. 31, 2020
Private Placement
Private Placement

Note 4—Private Placement

Concurrent with the Closing Date, the Corporation issued 12,000,000 Warrants (the “Founder’s Warrants”) to the Sponsor at an offering price of $1.00 per Founder’s Warrants for aggregate proceeds of $12,000,000.

Each whole Warrant entitles the holder thereof to purchase one Class A Restricted Voting Share at an exercise price of $11.50, subject to anti-dilution adjustments. Warrants will become exercisable commencing 65 days after the completion of a Business Combination. If the Corporation does not complete a Business Combination, withing the Permitted Timeline, Warrants expire worthless.

At December 31, 2020 and December 31, 2019, the Corporation had 12,000,000 Founders’ Warrants issued and outstanding to the Sponsor. Founders’ Warrants are classified as stockholders’ equity in the Corporation’s balance sheet.